EXHIBIT 32.3

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Noble Energy, Inc. (the “Company”) on Form 10-K/A for the period ended December 31, 2007 (the “Report”), I, Charles D. Davidson, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 19, 2008	/s/ Charles D. Davidson
Charles D. Davidson
Chief Executive Officer